Exhibit 10.31


NIMBUS AND SPECTRUM
Settlement Agreement & Release

                            Spectrum Naturals, Inc.,
                                        &
                            Nimbus Publications, Inc.


                         SETTLEMENT AGREEMENT & RELEASE
                         ------------------------------

     The following agreement is made this 28 th Day of March, 1999 between


                           Nimbus Publications, Inc.,
          A body Corporate, doing business in British Columbia, Canada
                           (hereinafter called Nimbus)


     OF THE FIRST PART


     AND

                            Spectrum Naturals,. Inc.,
               A body corporate doing business in California, USA.
                          (hereinafter called Spectrum)


     OF THE SECOND PART


RECITALS:


1. Whereas; Nimbus has over a period time, commencing October 1, 1988 and up until the present provided extensive services and business innovations to Spectrum which have enriched Spectrum's markets, products and sales revenue resulting in greatly increased equity value over the period for Spectrum and its shareholders.

2.Whereas; Spectrum wishes to recognize the beneficial contribution by Nimbus to Spectrum's successes and undertakes to demonstrate its appreciation in the form of a settlement payment. Spectrum and Nimbus wish to resolve any and all claims

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NIMBUS AND SPECTRUM
Settlement Agreement & Release                                                2


for remuneration now existing in favor of Nimbus, including, but not limited to, claims arising from oral or written representations that stated or implied some degree of equity reward to Nimbus. Spectrum and Nimbus therefore wish to resolve any and all such claims by the payment of a sum of cash specific which hereinafter shall be referred to as the "Settlement."


NOW THEREFOR IT IS AGREED AS FOLLOWS:


1.RELEASE. Nimbus on its behalf and on behalf of its directors, officers, shareholders, employees, successors and assigns1 hereby forever releases any and all claims for remuneration now existing in favor of Nimbus, including, but not limited to, claims arising from oral or written representations that stated or implied some degree of equity reward to Nimbus.


2. PAYMENT SUM AND TERMS OF SETTLEMENT. Spectrum shall pay to Nimbus a sum totalling $ 75,000.00 in United States currency in equal serial monthly payments and render such payments by either (a)wire, (b)check or (c)bank money draft. The first serial monthly payment will commence on January 15, 2000. Thereafter 14 successive serial payments will be made by Spectrum in the sum of $5,000.00 US pe.r month. The final and 15th payment will be issued to Nimbus on March 15, 2001.


3. WAIVER OF INTEREST. There will be no interest accruing on the indebtedness. There shall be no interest accruing on any remaining balance of the Settlement sum.

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NIMBUS AND SPECTRUM
Settlement Agreement & Release                                                3


4. ACCELERATED PAYMENTS.Speccrum may accelerate the payments set forth in Clause 2 at any time, and from time to time without penalty.


5) FAILURE TO PAY SETTLEMENT. Spectrum shall issue to Nimbus promissory note for the sum owed.


6) ARBITRATION. Any controversy or claim arising out of or relating to this agreement, or breach thereof shall be settled by arbitration in Sonoma County, California pursuant to the arbitration procedures as established in the California Code of Ci~.ril Procedure, and it is specifically agreed that the discovery rights and obligations contained under Section 1283.05 of the California Code of Civil Procedure are incorporated herein.


7) NOTICES. Any notice required under this agreement shall be addressed as follows and be deemed by the receipts on the earlier of the fifth (5th) day following the delivery by use of national mail carrier or internationally recognized courier or on the date of actual receipt:


NIMBUS:                 ATTN: Rees Moerman, Nimbus Publications, Inc.,
                        C/o Selimer & Associates,
                        Chartered Accountants,
                        201 2nd Avenue,
                        Kamloops, BC, Canada V2C--3K6

                        Voice (250) 828--1975
                        Facsimile (250) 828--0898



SPECTRUM:               ATTN: Jethren Phillips, CEO,
                        Spectrum Naturals, and
                        133 Copeland Street,
                        Petaluma, CA 94952

                        Voice:    707--778--8900
                        Facsimile 707--765--1026

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NIMBUS AND SPECTRUM
Settlement Agreement & Release                                                4

8). INTERPRETATION OF GOVERNING LAWS. This agreement is interpreted under the laws of the State of California.


9) ENFORCEMENT OF AGREEMENT. in the event of any action to enforce and interpret the provisions of the agreement, the prevailing party will be entitled to their attorney's fees and costs


10) RECITALS. The recitals hereto form an integral art of this agreement.


11) FINAL AGREEMENT. This agreement represents the entire agreement between the parties hereto and supersedes all previous agreements whether oral or written.


12) TIME. Time shalibe of essence in execution of this agreement


13) SCHEDULES & EXHIBITS. Any schedules and or exhibits hereto appended shall form part of this agreement.


     In witness whereof, the parties hereby affix their seal and signature.


(CORPORATE SEAL)                        Nimbus Publications, Inc.,

NIMBUS AND SPECTRUM
OUTSTANDING PROMISES SE1TLEMIENT




                                            By:  /s/  Rees Moerman
                                               -------------------------------
                                                      Rees Moerman
                                                      Managing Director



(CORPORATE SEAL)                            Spectrum Naturals, Inc.,




                                            By:  /s/  Jethren Phillips
                                               -------------------------------
                                                      Jethren Phillips, CEO

                                 PROMISSORY NOTE



  $75,000.00                                          DATE: March 28, 1999



     For value received, the undersigned promises to pay in lawful money of the United States of America, to Nimbus Publications, Inc., a body corporate, doing business in British Columbia, Canada, or to its order, at do Selimer & Associates, Chartered Accountants, 201 2nd Avenue, Kamloops, B.C., Canada V2C-3K6, or such other place as may be designated by the holder of this Promissory Note (the "Note"), from time to time, the principal sum of Seventy Five Thousand Dollars ($75,000.00). No interest shall accrue on the principal balance of this Note. Payments of principal shall be payable in monthly installments of no less than Five Thousand Dollars ($5,000) commencing on January 15, 2000, and continuing on the same day of each calendar month thereafter until such time that this Note is paid in full. This Note shall mature on March 15, 2001, on which date the remaining principal balance, if any, shall be due and payable. The principal balance of this Note, or any portion thereof, may be prepaid at any time, and from time to time, without penalty.

     This Note is made and delivered to Nimbus Publications, Inc. in furtherance of that certain Settlement Agreement and Release between it and the undersigned of even date herewith. In the event that any action or proceeding is brought to enforce any of the terms of this Note, the prevailing party shall be entitled to its' reasonable attorneys' fees and costs incurred. The provisions of this Note shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, personal representatives, successors and assigns.

     IN WITNESS WHEREOF the undersigned has executed this Note effective as of the date first set forth above.

                                            SPECTRUM NATURALS, INC.,
                                            A California Corporation




                                            By:  /s/  Jethren Phillips
                                               -------------------------------
                                                      Jethren Phillips, CEO

Corporate/Promissory Note